UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2011

Alterra Capital Holdings Limited

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of incorporation)

000-33047	98-0584464
(Commission File Number)	(IRS Employer Identification No.)

Alterra House, 2 Front Street, Hamilton, Bermuda	HM 11
(Address of principal executive offices)	(Zip Code)

(441) 295-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On August 2, 2011, the Registrant announced the resignation of John Berger as Chief Executive Officer of Reinsurance of the Registrant, as well as Vice Chairman of the Registrant’s board of directors and Chairman of the underwriting committee of the Registrant’s board of directors. On August 2, 2011, the Registrant issued a press release announcing Mr. Berger’s resignation as well as the promotion of Tom Wafer, previously President of Alterra Reinsurance USA, to Chief Executive Officer of Reinsurance of the Registrant.

Item 9.01	Financial Statements and exhibits.

(d)	Exhibits.

Number	Exhibit

99.1	Press Release dated August 2, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERRA CAPITAL HOLDINGS LIMITED

Date: August 2, 2011	By:	/s/ Peter A. Minton
	Name:	Peter A. Minton
	Title:	Executive Vice President and Chief Operating Officer

Exhibit Index

Number	Exhibit

99.1	Press Release dated August 2, 2011.